                                                                    EXHIBIT 99.1


CASE NAME:        Coho Energy, Inc., ET AL
                                                Monthly Operating Report
CASE NUMBER:      02-31189-HCA-11
                                                ACCRUAL BASIS
JUDGE:            Harold C. Abramson



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2002

COHO ENERGY, INC.                                       MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 1
BALANCE SHEETS (IN 000'S)
SEPTEMBER 30, 2002

                                                 SOFA       JAN 31,      FEB 28,      MAR 31,      APR 30,      MAY 31,
                                               SCHEDULE      2002         2002         2002         2002         2002
                                              ----------  ----------   ----------   ----------   ----------   ----------
                          ASSETS

CURRENT ASSETS
      Cash and cash equivalents                    7,810       8,341   $    9,023   $   10,655   $   11,246   $   11,635
      Cash in escrow                                  25          25           25           25           26           26
      Accounts receivable                          7,495       7,501        7,231        8,135        8,801        9,738
      Other current assets                            32       1,072        1,001          930        1,025          986
      Accrued unrealized gains derivatives            --       2,225        2,225           37           37           37
                                              ----------  ----------   ----------   ----------   ----------   ----------
                                                  15,362      19,164       19,505       19,782       21,135       22,422

PROPERTY  AND  EQUIPMENT                         335,561     332,368      331,674      330,808      330,378      329,845

INVESTMENT IN SUBSIDIARIES                            --     (10,016)         260          260           59           58

OTHER ASSETS                                          82      22,756       22,692          111          112          104
                                              ----------  ----------   ----------   ----------   ----------   ----------

                                              $  351,005  $  364,272   $  374,131   $  350,961   $  351,684   $  352,429
                                              ==========  ==========   ==========   ==========   ==========   ==========



                      LIABILITIES AND
                    SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade             --       4,194          485          712          874          744
      Accrued liabilities and other payables          --       3,306        2,559        4,426        4,402        4,697
      Accrued interest payable                        --       2,167          681        1,034        1,354        1,278
      Accrued unrealized losses derivatives           --         165          165          506          506          506
      Current portion of long term debt               --     283,181           --           --           --
                                              ----------  ----------   ----------   ----------   ----------   ----------
                                                       0     293,013        3,890        6,678        7,136        7,225

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade          5,644          --   $    4,928   $    5,771   $    5,821   $    5,800
      Accrued liabilities and other payables       1,032          --        1,588          944          949          687
      Current portion of long term debt          327,797          --      316,934      327,679      327,482      327,482

                                              ----------  ----------   ----------   ----------   ----------   ----------
                                                 334,473           0      323,450      334,394      334,252      333,969

LONG TERM DEBT                                        --       2,648           --           --           --           --

DEFERRED INCOME TAXES                                 --          --           --           --           --           --
                                              ----------  ----------   ----------   ----------   ----------   ----------

                                                 334,473     295,661      327,340      341,072      341,388      341,194
                                              ----------  ----------   ----------   ----------   ----------   ----------

COMMITMENTS AND
      CONTINGENCIES                                5,550         450          450          450          450          450

OTHER LONG TERM ACCRUED DERIVATIVES                   --      12,027          257          397          397          397

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                   8,679      66,210       47,098       13,771       13,771       13,771
      Postpetition owners' equity(a)                  --                   (1,014)      (4,729)      (4,322)      (3,383)
                                              ----------  ----------   ----------   ----------   ----------   ----------
      Total Shareholders' Equity                   8,679      66,210       46,084        9,042        9,449       10,388
                                              ----------  ----------   ----------   ----------   ----------   ----------

                                              $  348,702  $  374,348   $  374,131   $  350,961   $  351,684   $  352,429
                                              ==========  ==========   ==========   ==========   ==========   ==========

                                               JUNE 30,     JULY 31,      AUGUST 31,  SEPT 30,
                                                 2002         2002           2002       2002
                                              ----------   ----------   ----------   ----------
                          ASSETS

CURRENT ASSETS
      Cash and cash equivalents               $   12,917   $   14,001   $   13,679   $    7,592
      Cash in escrow                                  26           26       48,977       28,140
      Accounts receivable                         12,108       12,544        3,849        3,494
      Other current assets                           954        1,195          322          371
      Accrued unrealized gains derivatives             4            4           --           --
                                              ----------   ----------   ----------   ----------
                                                  26,009       27,770       66,827       39,597

PROPERTY  AND  EQUIPMENT                         329,371      328,769          441          411

INVESTMENT IN SUBSIDIARIES                            54           54           56           54

OTHER ASSETS                                          89          103           --           --
                                              ----------   ----------   ----------   ----------

                                              $  355,523   $  356,696   $   67,324   $   40,062
                                              ==========   ==========   ==========   ==========



                      LIABILITIES AND
                    SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade          2,075        2,176          608          553
      Accrued liabilities and other payables       4,383        4,013        7,863        3,191
      Accrued interest payable                     1,596        3,035        3,240        2,203
      Accrued unrealized losses derivatives          834          834           --           --
      Current portion of long term debt                                         --           --
                                              ----------   ----------   ----------   ----------
                                                   8,888       10,058       11,711        5,947

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade     $    5,679   $    5,617   $    4,608   $    4,608
      Accrued liabilities and other payables         688          688          603          603
      Current portion of long term debt          326,388      326,388      153,508      132,705

                                              ----------   ----------   ----------   ----------
                                                 332,755      332,693      158,719      137,916

LONG TERM DEBT                                        --           --           --           --

DEFERRED INCOME TAXES                                 --           --           --           --
                                              ----------   ----------   ----------   ----------

                                                 341,643      342,751      170,430      143,863
                                              ----------   ----------   ----------   ----------

COMMITMENTS AND
      CONTINGENCIES                                  450          450           --           --

OTHER LONG TERM ACCRUED DERIVATIVES                  397          397           --           --

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                  13,771       13,771       13,771       13,771
      Postpetition owners' equity(a)                (738)        (673)    (116,877)    (117,572)
                                              ----------   ----------   ----------   ----------
      Total Shareholders' Equity                  13,033       13,098     (103,106)    (103,801)
                                              ----------   ----------   ----------   ----------

                                              $  355,523   $  356,696   $   67,324   $   40,062
                                              ==========   ==========   ==========   ==========

(a) Postpetition owners' equity represents earnings subsequent to January 2002, excluding the standby loan prepayment fee expense of $29.3 million, the FAS 133 adjustment related to the gain on standby loan embedded derivative of $10.2 million, the write off of $22.6 million in unamortized debt issuance costs and the write off of $10.7 million in unamortized debt discount.

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.                                       MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 2
STATEMENTS OF OPERATIONS(IN 000'S)                      PAGE 1 OF 2
SEPTEMBER 30, 2002



                                             JAN 02(a)     FEB 02       MAR 02       APR 02       MAY 02      JUNE 02
                                             ---------   ----------   ----------   ----------   ----------   ----------
PRODUCTION/PRICES
     Oil (Bbls/day)                              9,103        9,348        9,115        9,052        9,638        9,210
     Gas (Mcf/day)                               4,085        4,375        3,986        4,157        3,924        4,013
     BOE/day *                                   9,783       10,077        9,779        9,745       10,292        9,879
     Average Oil Price                       $   14.93   $    16.01   $    19.72   $    21.68   $    22.30   $    20.90
     Average Gas Price                       $    2.65   $     2.06   $     2.48   $     3.22   $     3.27   $     3.26
     Average BOE Price                       $   15.00   $    15.74   $    19.39   $    21.51   $    22.13   $    20.81

OPERATING REVENUES
     Oil and gas production                  $   4,549   $    4,442   $    5,877   $    6,290   $    7,058   $    6,168
                                             ---------   ----------   ----------   ----------   ----------   ----------

     Total operating revenues                    4,549        4,442        5,877        6,290        7,058        6,168
                                             ---------   ----------   ----------   ----------   ----------   ----------

OPERATING EXPENSES
     Oil and gas production                      2,187        2,063        2,097        2,022        2,149        2,045
     Taxes on oil & gas production                 278          263          348          373          415          359
     General & administrative                      643          490          227          256          304          258
     Depletion & depreciation                    1,519        1,455        1,539        1,484        1,617        1,505
     Allowance for bad debt                         --           --           --           --           --           --
     (Gain)Loss on derivatives                    (251)     (10,257)      13,446           11          106         (253)
                                             ---------   ----------   ----------   ----------   ----------   ----------

     Total operating expenses                    4,376       (5,986)      17,657        4,146        4,591        3,914
                                             ---------   ----------   ----------   ----------   ----------   ----------

OPERATING INCOME                                   173       10,428      (11,780)       2,144        2,467        2,254

OTHER INCOME & EXPENSES
     Equity in income from subsidiaries             --          200           --           --                        (4)
     Interest and other income                      17            3           --           12           (7)           0
     Interest expense                           (2,713)      (1,333)      (1,186)      (1,260)      (1,355)      (1,393)
     Standby loan prepayment fee                    --      (29,344)      29,344           --           --           --
     Reorganization costs                          (33)        (114)     (53,309)        (490)        (166)        (417)
     Litigation Settlement                          --           --           --           --           --        2,832
     Loss on sale of property and equipment         --           --           --           --           --           --
                                             ---------   ----------   ----------   ----------   ----------   ----------

                                                (2,729)     (30,588)     (25,151)      (1,738)      (1,528)       1,018
                                             ---------   ----------   ----------   ----------   ----------   ----------

EARNINGS (LOSS) BEFORE TAXES
     AND EXTRAORDINARY  ITEMS                   (2,556)     (20,160)     (36,931)         406          939        3,272
                                             ---------   ----------   ----------   ----------   ----------   ----------
INCOME TAX EXPENSE (BENEFIT)
     Current                                        --           --           --           --           --           --
     Deferred                                       --           --           --           --           --           --
                                             ---------   ----------   ----------   ----------   ----------   ----------
                                                                               0            0            0            0
                                             ---------   ----------   ----------   ----------   ----------   ----------

EARNINGS (LOSS)                                 (2,556)     (20,160)     (36,931)         406          939        3,272
                                             ---------   ----------   ----------   ----------   ----------   ----------

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness         --           --           --           --           --           --
                                             ---------   ----------   ----------   ----------   ----------   ----------

NET EARNINGS (LOSS)                          $  (2,556)  $  (20,160)  $  (36,931)  $      406   $      939   $    3,272
                                             =========   ==========   ==========   ==========   ==========   ==========

BASIC EARNINGS PER SHARE**                   $   (0.14)  $    (1.08)  $    (1.97)  $     0.02   $     0.05   $     0.17


CASH FLOW FROM OPERATIONS                    $     846   $      561   $      498   $    1,910   $    2,551   $    4,511

CASH FLOW PER SHARE**                        $    0.05   $     0.03   $     0.03   $     0.07   $     0.10   $     0.18

                                                                                       YEAR-TO-DATE
                                              JULY 02       AUG 02          SEP 02       09/30/02
                                             ----------   ----------      ----------   ------------
PRODUCTION/PRICES
     Oil (Bbls/day)                               9,005        8,810               0          9,161
     Gas (Mcf/day)                                3,487        3,370               0          3,922
     BOE/day *                                    9,587        9,372               0          9,815
     Average Oil Price                       $    22.24   $    23.55      $     0.00   $      20.17
     Average Gas Price                       $     3.17   $     3.03      $     0.00   $       2.88
     Average BOE Price                       $    22.04   $    23.23      $     0.00   $      19.98

OPERATING REVENUES
     Oil and gas production                  $    6,550   $    6,314              --   $     47,248
                                             ----------   ----------      ----------   ------------

     Total operating revenues                     6,550        6,314              --         47,248
                                             ----------   ----------      ----------   ------------

OPERATING EXPENSES
     Oil and gas production                       2,141        2,088              --         16,792
     Taxes on oil & gas production                  395          328              --          2,759
     General & administrative                       265          269             399          3,111
     Depletion & depreciation                     1,509        1,386              30         12,044
     Allowance for bad debt                          --           94              --             94
     (Gain)Loss on derivatives                      105          241              --          3,148
                                             ----------   ----------      ----------   ------------

     Total operating expenses                     4,415        4,406             429         37,948
                                             ----------   ----------      ----------   ------------

OPERATING INCOME                                  2,135        1,908            (429)         9,300

OTHER INCOME & EXPENSES
     Equity in income from subsidiaries              --           --              (1)           195
     Interest and other income                       --            1               3             29
     Interest expense                            (1,440)      (1,315)            (59)       (12,054)
     Standby loan prepayment fee                     --           --              --              0
     Reorganization costs                          (630)      (3,907)(b)        (130)       (59,196)
     Litigation Settlement                           --           --              --          2,832
     Loss on sale of property and equipment          --     (111,659)            (79)      (111,738)
                                             ----------   ----------      ----------   ------------

                                                 (2,070)    (116,880)           (266)      (179,932)
                                             ----------   ----------      ----------   ------------

EARNINGS (LOSS) BEFORE TAXES
     AND EXTRAORDINARY  ITEMS                        65     (114,972)           (695)      (170,632)
                                             ----------   ----------      ----------   ------------
INCOME TAX EXPENSE (BENEFIT)
     Current                                         --           --              --              0
     Deferred                                        --           --              --              0
                                             ----------   ----------      ----------   ------------
                                                      0            0               0              0
                                             ----------   ----------      ----------   ------------

EARNINGS (LOSS)                                      65     (114,972)           (695)      (170,632)
                                             ----------   ----------      ----------   ------------

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness          --           --              --             --
                                             ----------   ----------      ----------   ------------

NET EARNINGS (LOSS)                          $       65   $ (114,972)     $     (695)  $   (170,632)
                                             ==========   ==========      ==========   ============

BASIC EARNINGS PER SHARE**                   $     0.00   $    (6.14)     $    (0.04)  $      (9.12)


CASH FLOW FROM OPERATIONS                    $    1,568   $   (2,435)     $     (590)  $      9,420

CASH FLOW PER SHARE**                        $     0.06   $    (0.10)     $    (0.02)  $       0.37

(a)  January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

*    BOE means barrel of oil equivalent, assuming a ratio of 6 mcf to one barrel

**   Common shares            18,714       18,714          18,714         18,714


COHO ENERGY CASE NO. 02-31189-HCA-11                                      PAGE 1

COHO ENERGY, INC. (CONSOLIDATED)                        MONTHLY OPERATING REPORT
GENERAL & ADMINISTRATIVE EXPENSE SUMMARY                ACCRUAL BASIS -2
AUGUST 31, 2002                                         PAGE 2 OF 2


                                FEBRUARY    MARCH      APRIL       MAY        JUNE       JULY      AUGUST    SEPTEMBER
                                --------   --------   --------   --------   --------   --------   --------   ---------
Salaries                   (a)  $    420   $    424   $    415   $    416   $    422   $    422   $    448   $     118
Employee Benefits          (b)       226        157        107        153        203        152        173          57
Employee Related Costs     (c)       (19)         9         (5)        (2)        (6)        12        (12)          2
Office Related Costs       (d)        98        101        104         95         93         99         91          72
Outside Services           (e)       218        (25)        55         94         41         81         56         106
Miscellaneous              (f)        (0)        19         24         20         21         16        110           3
Insurance - general                   35         35         35         35         35         22         22          32
Data Processing                       10          5         12          3          1          3          1           1
Acquisition Costs          (g)        12         12          0          0          0          0          0           0
Corporate Costs            (h)         4          6         49         12          5          6          1           8
                                --------   --------   --------   --------   --------   --------   --------   ---------
Total Costs                        1,004        742        795        825        817        812        889         399
Overhead Allocations       (i)      (236)      (231)      (247)      (241)      (248)      (245)      (237)          0
G&A Recoveries             (j)      (605)      (611)      (612)      (603)      (635)      (634)      (622)          0
Reclass recoveries to LOE  (k)       327        326        320        323        325        332        333           0
                                --------   --------   --------   --------   --------   --------   --------   ---------

Net G&A Expense                      490        227        256        304        258        265        363         399

Reorganization Costs                 114     53,309        490        166        417        630      3,907         130
                                --------   --------   --------   --------   --------   --------   --------   ---------

Total G&A Related Costs         $    604   $ 53,536   $    747   $    470   $    676   $    895   $  4,270   $     529
                                ========   ========   ========   ========   ========   ========   ========   =========

                           Expenses included in the categories are as follows:

                           (a)  Salaries

                           (b)  Employee benefits and payroll taxes

                           (c) Conventions, seminars, travel, entertainment, relocation, and automobiles.

                           (d) Office rent, office maintenance, telephones, office supplies, subscriptions, and gifts.

                           (e) Accounting, legal and consulting fees and temporary services.

                           (f) Fees, licenses, bank charges, franchise taxes , property taxes and misc write-offs.

                           (g) Consulting fees and other incremental costs related to acquisition reviews.

                           (h) Director fees and travel expenses, listing fees and shareholder mailings.

                           (i) Primarily salaries & employee costs charged through JIBs to LOE for capital work.

                           (j)  COPAS billings to wells

                           (k) Reclass COPAS billings charged to LOE on operated wells in excess of actual costs related to such operations.



COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION                                MONTHLY OPERATING REPORT
STATEMENTS OF CASH FLOW                                 ACCRUAL BASIS - 3
SEPTEMBER 30, 2002

                                                      JAN(a)        FEB         MARCH        APRIL         MAY          JUNE
                                                    ----------   ----------   ----------   ----------   ----------   ----------
CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                             $   (2,556)  $  (20,160)  $  (36,931)  $      406   $      939   $    3,272
    Adjustments to reconcile net earnings (loss)
     to net cash provided by operating activities:
       Equity in loss of subsidiaries                       --         (200)          --           --           --            4
       Depletion and depreciation                        1,519        1,455        1,539        1,484        1,617        1,505
       Sale of property and equipment                       --           --           --           --           --           --
       Standby loan interest                             1,330          224           --           26           --           --
       Standby loan prepayment fee                          --       29,344           --           --           --           --
       Gain on standby loan embedded derivative             --      (10,232)          --           --           --           --
       Write off of debt issuance costs                     --           --       22,583           --           --           --
       Write off of debt discount                           --           --       10,744           --           --           --
       Loss on derivatives                                  --           --        2,525           --           --         (266)
       Other items                                         553          130           37           (5)          (5)          (4)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
    Cash Flow from Opers before W/C Changes                846          561          497        1,911        2,551        4,511

    Changes in operating assets and liabilities:
       Accounts receivable and other assets                295          317         (844)        (560)        (892)      (2,323)
       Cash in escrow                                       --           --           --           (1)          --           --
       Accounts payable, principally trade                (619)       1,229        1,070          212         (151)       1,210
       Accounts pay and other accr liabs                    --        1,137        1,048         (329)        (169)         (66)
       Accrued interest                                     --       (1,486)         353          320          (76)         318
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Net cash provided (used) by operating activities           522        1,758        2,124        1,553        1,263        3,650
                                                    ----------   ----------   ----------   ----------   ----------   ----------


CASH FLOWS FROM INVESTING
    Property and equipment                                (974)        (759)        (673)      (1,056)      (1,084)      (1,031)
    Changes in accts pay and accrued liabilities
      related to exploration and development                98         (304)         181          317          209         (243)
    Advances to unconsolidated subsidiaries                 --          (13)          --            1            1           --
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Net cash provided (used) by investing activities          (876)      (1,076)        (492)        (738)        (874)      (1,274)
                                                    ----------   ----------   ----------   ----------   ----------   ----------

CASH FLOWS FROM FINANCING
    Proceeds from sale of property and equipment            --           --           --           --           --           --
    Repayment of long term debt                         (1,057)          --           --         (224)          --       (1,094)
    Debt issuance costs                                     --           --           --           --           --           --
    Debt extinguishment costs                               --           --           --           --           --           --
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Net cash provided (used) by financing activities        (1,057)           0            0         (224)           0       (1,094)
                                                    ----------   ----------   ----------   ----------   ----------   ----------

NET INCREASE (DECREASE) IN CASH                         (1,411)         682        1,632          591          389        1,282

CASH AND CASH EQUIVS-BEGINNING                           9,752        8,341        9,023       10,655       11,246       11,635
                                                    ----------   ----------   ----------   ----------   ----------   ----------

CASH AND CASH EQUIVS-ENDING                         $    8,341   $    9,023   $   10,655   $   11,246   $   11,635   $   12,917
                                                    ==========   ==========   ==========   ==========   ==========   ==========

                                                       JULY        AUGUST        SEPT         YTD
                                                    ----------   ----------   ----------   ----------
CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                             $       65   $ (114,972)  $     (695)  $ (170,632)
    Adjustments to reconcile net earnings (loss)
     to net cash provided by operating activities:
       Equity in loss of subsidiaries                       --           --            1         (195)
       Depletion and depreciation                        1,509        1,386           30       12,044
       Sale of property and equipment                       --      111,159           79      111,238
       Standby loan interest                                --           --           --        1,580
       Standby loan prepayment fee                          --           --           --       29,344
       Gain on standby loan embedded derivative             --           --           --      (10,232)
       Write off of debt issuance costs                     --           --           --       22,583
       Write off of debt discount                           --           --           --       10,744
       Loss on derivatives                                  --           --           --        2,259
       Other items                                          (6)          (8)          (5)         687
                                                    ----------   ----------   ----------   ----------
    Cash Flow from Opers before W/C Changes              1,568       (2,435)        (590)       9,420

    Changes in operating assets and liabilities:
       Accounts receivable and other assets               (691)         664          308       (3,726)
       Cash in escrow                                       --      (48,951)      20,837      (28,115)
       Accounts payable, principally trade                  39       (1,373)         (55)       1,562
       Accounts pay and other accr liabs                  (105)       4,013       (4,747)         782
       Accrued interest                                  1,439          205       (1,037)          36
                                                    ----------   ----------   ----------   ----------
Net cash provided (used) by operating activities         2,250      (47,877)      14,716      (20,041)
                                                    ----------   ----------   ----------   ----------


CASH FLOWS FROM INVESTING
    Property and equipment                                (907)        (708)          --       (7,192)
    Changes in accts pay and accrued liabilities
      related to exploration and development              (259)        (206)          --         (207)
    Advances to unconsolidated subsidiaries                 --           (2)          (1)         (14)
                                                    ----------   ----------   ----------   ----------
Net cash provided (used) by investing activities        (1,166)        (916)          (1)      (7,413)
                                                    ----------   ----------   ----------   ----------

CASH FLOWS FROM FINANCING
    Proceeds from sale of property and equipment            --      221,351           --      221,351
    Repayment of long term debt                             --     (172,880)     (20,802)    (196,057)
    Debt issuance costs                                     --           --           --            0
    Debt extinguishment costs                               --           --           --            0
                                                    ----------   ----------   ----------   ----------
Net cash provided (used) by financing activities             0       48,471      (20,802)      25,294
                                                    ----------   ----------   ----------   ----------

NET INCREASE (DECREASE) IN CASH                          1,084         (322)      (6,087)      (2,160)

CASH AND CASH EQUIVS-BEGINNING                          12,917       14,001       13,679        9,752
                                                    ----------   ----------   ----------   ----------

CASH AND CASH EQUIVS-ENDING                         $   14,001   $   13,679   $    7,592   $    7,592
                                                    ==========   ==========   ==========   ==========

(a)  JANUARY 2002 IS A PREPETITION PERIOD



COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                                PAGE 1 OF 2
ACCOUNTS RECEIVABLE ANALYSIS


                                SOFA      FEB 02    MARCH 02   APRIL 02    MAY 02     JUNE 02    JULY 02   AUGUST 02   SEPT 02
                              --------   --------   --------   --------   --------   --------   --------   ---------   --------
JIB RECEIVABLES
 0 - 30 days                  $  1,101   $    956   $    525   $  1,089   $    642   $  1,181   $  1,593   $     101   $      0
 31 - 60 days                       79         80        589         (3)       643         25        147         (22)        30
 61 - 90 days                       29         39         43        214         (0)       245          1         245          0
 Over 90 days                      951        936        853        831        836        790        872         412        423
                              --------   --------   --------   --------   --------   --------   --------   ---------   --------
Total Accounts Receivable     $  2,161   $  2,011   $  2,010   $  2,132   $  2,121   $  2,242   $  2,613   $     736   $    453
                              ========   ========   ========   ========   ========   ========   ========   =========   ========


SUMMARY OF RECEIVABLES
Accrued revenue               $  5,428   $  5,465   $  6,533   $  6,873   $  7,826   $  7,231   $  7,288   $     268   $    222
JIB receivables                  2,161      2,011      2,010      2,132      2,121      2,242      2,613         736        453
Employee/officer receivables         1          1          1          2          0          4          0          (1)        (1)
Other receivables                  375        224         61        264        262      3,101      3,112       3,135      3,125
                              --------   --------   --------   --------   --------   --------   --------   ---------   --------
Total receivables                7,965      7,701      8,605      9,271     10,208     12,578     13,014       4,138      3,799
Allowance for doubtful accts      (470)      (470)      (470)      (470)      (470)      (470)      (470)       (289)      (305)
                              --------   --------   --------   --------   --------   --------   --------   ---------   --------
Receivables net of allowance  $  7,495   $  7,231   $  8,135   $  8,801   $  9,738   $ 12,108   $ 12,544   $   3,849   $  3,494
                              ========   ========   ========   ========   ========   ========   ========   =========   ========



COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                                PAGE 2 OF 2

ACCOUNTS PAYABLE ANALYSIS


                                      FEB 02      MARCH       APRIL        MAY        JUNE        JULY         AUG        SEPT
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
ACCOUNTS PAYABLE
 0 - 30 days                        $     232   $     431   $     519   $     300   $   1,439   $   1,175   $     191   $     454
 31 - 60 days                                          21          23           5           5         102           1           0
 Over 60 days                                                       7          30          30         356          37          30
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                          232         453         550         334       1,475       1,633         228         485
Prepetition                             2,618       3,700       3,744       3,728       3,667       3,616       3,603       3,603
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Accounts Payable              $   2,851   $   4,152   $   4,294   $   4,063   $   5,142   $   5,249   $   3,831   $   4,088
                                    =========   =========   =========   =========   =========   =========   =========   =========

INCOME TAXES PAYABLE
PREPETITION
Federal income
State income
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Taxes Payable                 $       0   $       0   $       0   $       0   $       0   $       0   $       0   $       0
                                    =========   =========   =========   =========   =========   =========   =========   =========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                    $     681   $   1,034   $   1,354   $   1,278   $   1,596   $   3,035   $   3,240   $   2,203
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                    $     681   $   1,034   $   1,354   $   1,278   $   1,596   $   3,035   $   3,240   $   2,203
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Accounts payable                    $     232   $     453   $     550   $     334   $   1,475   $   1,633   $     228   $     485
Miscellaneous payables                      0           3           2           2          (1)         (1)          2           1
Revenues payable                          252         269         322         406         599         543         376          66
A/P sales & use tax                         1           3           0           1           2           1           2           1
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
A/P Trade                           $     485   $     728   $     874   $     744   $   2,075   $   2,176   $     608   $     553
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Accrued reorganization costs        $     129   $     887   $   1,121   $   1,347   $   1,279   $   1,293   $   5,071   $   1,048
Accrued operating costs                 1,314       1,738       1,708       1,565       1,542       1,326           0           0
Accrued drilling costs                    556         719       1,140       1,370       1,126         868           0           0
Accrued franchise taxes                    14          30          47          64          80          95         110         110
Accrued environmental                      50          50          50          50          50          50          15          15
Other accrued liabilities                 495       1,236         336         302         305         381       2,666       2,017
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Accrued liabilities and other       $   2,559   $   4,661   $   4,402   $   4,697   $   4,383   $   4,013   $   7,863   $   3,191
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Accrued unrealized derivatives      $     165   $     506   $     506   $     506   $     834   $     834   $       0   $       0
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                    $     165   $     506   $     506   $     506   $     834   $     834   $       0   $       0
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total Postpetition                  $   3,890   $   6,929   $   7,136   $   7,225   $   8,888   $  10,058   $  11,711   $   5,947
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

PREPETITITION

Income taxes payable
Accounts payable                    $   2,618   $   3,700   $   3,744   $   3,728   $   3,667   $   3,616   $   3,603   $   3,603
Miscellaneous payables                      8           8           8           8           8           8           0           0
Revenues payable                        2,301       2,046       2,068       2,062       2,003       1,992       1,003       1,003
A/P sales & use tax                         1           1           1           1           1           1           1           1
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
A/P Trade                           $   4,928   $   5,755   $   5,821   $   5,800   $   5,679   $   5,617   $   4,608   $   4,608
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Accrued LA penalties & int                  0           0           0           0           0           0           0           0
Accrued operating costs                   594          33           5           0           0           0           0           0
Accrued drilling costs                    432         125          22           0           0           0           0           0
Accrued franchise taxes                   190         190         190         190         190         190         190         190
Accrued vacation                          105         105         105         105         105         105           0           0
Accrued contract obligations                0           0           0           0           0           0           0           0
Accrued sale tax due Amoco                  0           0           0           0           0           0           0           0
Accrued environmental costs               175         175         175         175         175         175         175         175
Other accrued liabilities                  90          80         451         217         218         218         238         238
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Accrued liabilities and other       $   1,588   $     709   $     949   $     687   $     688   $     688   $     603   $     603
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total prepetition                   $   6,516   $   6,464   $   6,770   $   6,487   $   6,368   $   6,305   $   5,211   $   5,211
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total liabilities                   $  10,406   $  13,393   $  13,906   $  13,712   $  15,255   $  16,363   $  16,922   $  11,158
                                    =========   =========   =========   =========   =========   =========   =========   =========

LONG TERM DEBT

   Chase revolving credit facility  $ 195,000   $ 195,000   $ 194,776   $ 194,776   $ 193,682   $ 193,682   $  20,802   $       0
   Standby loan                        82,707      93,451      93,451      93,451      93,451      93,451      93,451      93,451
   Standby accrued interest             4,984       4,984       5,010       5,010       5,010       5,010       5,010       5,010
   Standby prepayment fee              29,344      29,344      29,344      29,344      29,344      29,344      29,344      29,344
   Derivative liablility                1,538       1,538       1,538       1,538       1,538       1,538       1,538       1,538
   State tax notes and other            3,361       3,361       3,361       3,361       3,361       3,361       3,361       3,361
   Reclass to current                (316,934)   (327,679)   (327,482)   (327,482)   (326,388)   (326,388)   (153,508)   (132,705)
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Total Long Term Debt          $       0   $       0   $       0   $       0   $       0   $       0   $       0   $       0
                                    =========   =========   =========   =========   =========   =========   =========   =========



COHO ENERGY CASE NO. 02-31189-HCA-11